MML SERIES INVESTMENT FUND
MML American Funds Core Allocation Fund
Supplement dated November 25, 2025 to the
Prospectus dated April 25, 2025 and
Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information replaces the information found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance:
The Fund is a “fund of funds” that seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series (the “American Underlying Funds”), managed by Capital Research and Management Company (“Capital Research”), using a flexible asset allocation approach. The Fund’s investment adviser, MML Investment Advisers, LLC (the “Adviser”), invests the Fund’s assets in a combination of U.S. domestic and international American Underlying Funds. As of the date of this Prospectus, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series - Washington Mutual Investors Fund, the American Funds Insurance Series - Growth-Income Fund, the American Insurance Series - Growth Fund, the American Funds Insurance Series - Global Growth Fund, and the American Funds Insurance Series - The Bond Fund of America. The Adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions.
Through its investments in American Underlying Funds, the Fund may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), and U.S. and foreign fixed income securities of private or governmental issuers (including fixed income securities of any credit quality (including “junk” or “high yield” bonds) and having any maturity or duration). Issuers located outside the United States may include issuers in emerging and developing countries. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants.
An American Underlying Fund may invest in mortgage-backed or other asset-backed securities and may invest in dollar rolls and to-be-announced (“TBA”) contracts. The American Underlying Funds may hold a portion of their assets in cash or cash equivalents.
The Fund’s Adviser will rely on proprietary asset allocation models to adjust the amount of the Fund’s investments in the American Underlying Funds.
Exposure to different asset classes and strategies and American Underlying Funds will vary over time, in response to changes in the Adviser’s assessment of changing market, economic, and political factors and events that the Adviser believes may impact the value of the Fund’s investments. The Adviser in its absolute discretion may modify the selection of American Underlying Funds from time to time, and may invest in other American Underlying Funds, including any American Underlying Funds that may be created in the future. The amount of the Fund’s investment in certain investment companies or investment pools is limited by law or by tax considerations.
The table below shows the Fund’s approximate allocation to each of the identified asset classes and each American Underlying Fund as of November 17, 2025. It is possible that the allocations may be different from those shown in the table. Allocations and anticipated investment ranges will change over time. Information regarding the Fund’s actual allocations to American Underlying Funds is available in the Fund’s shareholder reports and at https://www.massmutual.com/funds from time to time. A brief description of the American Underlying Funds is included in Appendix F of the Statement of Additional Information (“SAI”).

Asset Class and American Underlying Funds	Allocation
Equity	65.00%
Large Cap Equity
American Funds Insurance Series - Washington Mutual Investors Fund	7.50%
American Funds Insurance Series - Growth-Income Fund	20.00%
American Funds Insurance Series - Growth Fund	17.50%
International/Global
American Funds Insurance Series - Global Growth Fund	20.00%

Asset Class and American Underlying Funds	Allocation
Fixed Income	35.00%
American Funds Insurance Series - The Bond Fund of America	35.00%

Note: Above allocations may not sum up to 100% due to rounding.
The Fund will bear a pro rata share of the American Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the American Underlying Funds.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLALLPRO-25-06
AFC-25-01